UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Earliest Event Reported: June 7, 2013

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On May 28, 2013, Cinemark Holdings, Inc. completed the acquisition of Rave Cinemas (“Rave”). Twenty-seven of the 32 Rave theatres which contain 400 of the 483 Rave screens acquired have been included in our network since June 2011 under a network affiliate agreement that included a termination date of November 2018. As of the acquisition date, these theatres and screens become part of our long-term Exhibitor Services Agreement (“ESA”) with an initial term ending on February 13, 2037. The remaining five theatres with 83 screens (3.3 million attendees for the trailing 12 months ended May 2013) are subject to the run-out of certain pre-existing contractual obligations for on-screen advertising on these screens. Following the expiration of Rave’s pre-existing contract with another cinema advertising provider, four of these five theatres will become part of our network on an exclusive basis beginning in November 2018. The additional theatre will be sold as required by the Department of Justice along with three of the 32 acquired Rave theatres which contain 52 screens. The annual attendance of the divested theatres for the year prior to the divestiture is expected to decrease the attendance used for purposes of the 2013 annual Cinemark Common Unit Adjustment to be performed in early 2014.

On June 7, 2013, National CineMedia, Inc. (“NCM, Inc.”), as sole manager of National CineMedia, LLC (“NCM LLC”), provided written notice setting forth the determination of common membership units due to Cinemark Media, Inc. (“Cinemark”), in accordance with the Common Unit Adjustment Agreement dated as of February 13, 2007, by and among NCM, Inc., NCM LLC, Regal CineMedia Holdings, LLC (“Regal”), American Multi-Cinema, Inc. (“AMC”), Cinemark, Regal Cinemas, Inc. (“RCI”) and Cinemark USA, Inc. Regal, AMC and Cinemark are referred to collectively as the “Founding Members.” The “Founding Member Group” means, with respect to each Founding Member, the Founding Member, its ESA Party, and their Affiliates. The common membership units are expected to be issued on June 21, 2013, the settlement date.

Under the Common Unit Adjustment Agreement, the adjustment of membership units is conducted annually, except that a Common Unit Adjustment will occur for a specific Founding Member (or designee) if its acquisition or disposition of theatres, in a single transaction or cumulatively since the most recent Common Unit Adjustment, results in an extraordinary attendance increase or decrease in excess of two percent of the annual total attendance as determined on the prior adjustment date. The acquisition of Rave meets such criteria as it results in an extraordinary attendance increase of approximately 3%. As a result of the extraordinary attendance increase, a full Common Unit Adjustment was performed for Cinemark and included the Rave acquisition, newly built theatres and theatre dispositions for the period of December 28, 2012 through May 28, 2013 (from the end of the 2012 annual Common Unit Adjustment period to the acquisition date). Following is a summary of the NCM LLC ownership units that will result from this most recent Common Unit Adjustment:

Founding Member Group	Number of Units Owned Prior to Extraordinary Adjustment (as of March 28, 2013)	Number of Units Issued per Extraordinary Adjustment	Total Number of Units Owned Post Extraordinary Adjustment (as of June 7, 2013)
AMC	19,052,770	—	19,052,770
Cinemark	18,682,668	5,315,837	23,998,505
Regal	24,332,152	—	24,332,152
NCM, Inc. (1)	54,861,063	—	54,861,063

Total	116,928,653	5,315,837	122,244,490

(1)	Excludes restricted shares which have vested and stock options which have been exercised subsequent to March 28, 2013 as these NCM, LLC units are issued at each quarter end.

Following the issuance of these common membership units pursuant to the Common Unit Adjustment Agreement, each Founding Member Group’s ownership interest in NCM LLC will change as follows:

Founding Member Group	Ownership Interest Prior to Extraordinary Adjustment (as of March 28, 2013)	Ownership Interest Post Extraordinary Adjustment (as of June 7, 2013)	Change
AMC	16.29%	15.59%	- 0.70
Cinemark	15.98%	19.63%	+ 3.65
Regal	20.81%	19.90%	- 0.91
NCM, Inc. (1)	46.92%	44.88%	- 2.04

(1)	Excludes restricted shares which have vested and stock options which have been exercised subsequent to March 28, 2013 as these NCM, LLC units are issued at each quarter end.

Pursuant to NCM, Inc’s Amended and Restated Certificate of Incorporation and NCM LLC’s Third Amended and Restated Limited Liability Company Operating Agreement, members of NCM LLC, other than NCM, Inc., may choose to have common membership units redeemed, and NCM, Inc. may elect to issue cash or shares of its common stock on a one-for-one basis. Therefore, the NCM LLC units issued to the Founding Members may be redeemable for an equal number of shares of NCM, Inc.’s common stock.

Neither NCM, Inc. nor NCM LLC received any cash consideration in exchange for the issuance of the units. In addition to the issuance of the units, cash in the amount of $0.64 will be paid to Cinemark in lieu of a partial unit.

The units will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided for by Section 4(2) thereof for transactions not involving a public offering. Appropriate legends have been affixed to the securities issued in this transaction. The Founding Members had adequate access, through business or other relationships, to information about NCM, Inc.

In accordance with the ESA by and between NCM, Inc. and Cinemark, 848,013 or approximately 16% of the 5,315,837 common units were issued to Cinemark associated with the five acquired theatres that are currently under contract with a third party advertising service provider through November 2018. One of these five theatres is included in the three theatres that Cinemark Holdings, Inc. is required to divest. As required by the ESA, Cinemark will pay NCM LLC amounts reflecting the net amount of cash that approximates what NCM LLC would have generated if it were able to sell on-screen advertising in these theatres on an exclusive basis. These integration payments will be made on a quarterly basis in arrears in accordance with certain run-out provisions and are projected to be approximately $0.5 million for partial 2013 and approximately $0.8 million for a full year and will continue until the third party contract expires or is terminated by Cinemark in accordance with an early termination option payment. The payments will be recorded directly to intangible assets in NCM LLC’s balance sheet but are added to available cash distributions to NCM, Inc. and the founding members and will reduce NCM LLC’s leverage as calculated for debt covenant compliance purposes. In addition, as provided in the ESA, NCM LLC will be entitled to receive payments for the purchase of on-screen advertising time at a negotiated rate (intended to approximate a market rate) in order to satisfy Cinemark’s obligation under their beverage concessionaire agreements. The beverage payments will be recorded to national advertising revenue. As a result, our cash flow and margins will increase due to the increase in beverage revenue and the shift from the lower margin affiliate revenue share expense structure to the higher margin founding member theatre access fee expense structure.

Discussion of changes in screens and attendance:

•	The aggregate net attendance adjustment used in calculating the Common Unit Adjustment was an increase of 20,731,978 attendees.

•

The total attendance increase due to the 32 theatres acquired from Rave was 20,146,144 attendees. Of this increase, 16,838,856 related to attendees already on our network and 3,307,288 related to attendees currently under contract with another advertising provider. Additionally, the total attendance increase due to one newly opened 10 screen theatre was 412,500 (550,000 weighted at 75%). All of the attendees were added on digital screens. A total of 493 screens were added resulting in an average attendance per added screen of approximately 41,701, versus our 2012 network average 36,140.

•

The total attendance increase due to an adjustment between projected year one attendance (75% of budget) and actual attendance for the first year of operation was 173,334 attendees. This increase related to one new build, 16 screen theatre and was included in this Common Unit Adjustment.

Calculation of the Common Unit Adjustment (1): (as of May 28, 2013, except as noted)

Outstanding NCM LLC Equity Equivalents (2)	116,658,832
Times – NCM, Inc. Share Price (3)	$15.8032

NCM LLC Equity Value	$1,843,582,854

NCM LLC Long-Term Funded Debt	$884,000,000
Less NCM LLC Cash and Cash Equivalents	($14,258,342)

NCM LLC Enterprise Value	$2,713,324,512

Divided by – Attendance Total (4)	669,615,938

NCM LLC Enterprise Value per Attendee	$4.0520608

Times – aggregate Net Attendance Adjustment (for the period December 28, 2012 through May 28, 2013)	20,731,978

Common Unit Adjustment Equivalent (Value of aggregate Net Attendance Adjustment)	$84,007,235

Divided by – NCM, Inc. Share Price (3)	$15.8032

Common Unit Adjustment (in whole units)	5,315,837

Cash paid in lieu of partial units issued Founding Members	$0.64

(1)	Terms as defined in the Common Unit Adjustment Agreement dated as of February 13, 2007.

(2)	Includes 54,742,375 60-day weighted average shares of NCM, Inc. outstanding common stock, 61,387,188 60-day weighted average NCM LLC units held by the Founding Members and 529,269 restricted shares and outstanding options deemed exercised under the treasury stock method.

(3)	Represents the 60-day weighted average share price of NCM, Inc.

(4)	Includes attendees from (i) network affiliates and (ii) certain Rave theatres previously acquired by AMC under contract with another cinema advertising provider for which AMC pays integration payments to NCM LLC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 4.1 from the Registrant’s Registration Statement on Form S-8 (File No. 333-140652) filed on February 13, 2007.)

10.1	National CineMedia, LLC Third Amended and Restated Limited Liability Company Operating Agreement dated as of February 13, 2007, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.1.1	First Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of March 16, 2009, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1.1 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on August 7, 2009.)

10.1.2	Second Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of August 6, 2010, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on August 10, 2010.)

10.2	Common Unit Adjustment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC, Regal CineMedia Holdings, LLC, American Multi-Cinema, Inc., Cinemark Media, Inc, Regal Cinemas, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.6 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.3	Registration Rights Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., American Multi-Cinema, Inc., Regal CineMedia Holdings, LLC and Cinemark Media, Inc. (Incorporated by reference to Exhibit 10.11 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

Exhibit	Description

10.4.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.4.3	Third Amendment to Exhibitor Services Agreement dated as of April 17, 2012, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on April 18, 2012.)

10.5	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.5.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.5.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.5.3	Third Amendment to Exhibitor Services Agreement dated as of April 17, 2012, by and between National CineMedia, LLC and Cinemark USA, Inc. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on April 18, 2012.)

10.6	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.4 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.6.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.6.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.6.3	Third Amendment to Exhibitor Services Agreement dated as of April 17, 2012, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on April 18, 2012.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: June 11, 2013	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

NATIONAL CINEMEDIA, LLC
	By:	National CineMedia, Inc., its manager

Dated: June 11, 2013	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary